MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.

                      Supplement dated November 6, 1997
                    to Prospectus dated February 24, 1997

     On November 6, 1997, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization between the Fund and Merrill Lynch Convertible Fund, Inc. ("Convertible Fund") pursuant to which the Fund would transfer substantially all of its assets and substantially all of its liabilities to Convertible Fund in exchange for newly issued shares of Convertible Fund, and thereafter deregister as an investment company under the Investment Company Act of 1940, as amended, and dissolve in accordance with the laws of the State of Maryland (the "Reorganization").

     The Reorganization is conditioned upon: (i) approval by the Fund's shareholders of the Reorganization, and (ii) the receipt of a favorable private letter ruling from the Internal Revenue Service concerning the tax consequences of the Reorganization. A special meeting of shareholders of the Fund will be called to consider and act upon a proposal to approve the
Reorganization. It is currently anticipated that a Notice of the Special Meeting and a related Proxy Statement and Prospectus will be distributed to Fund shareholders in late December 1997 and that the special meeting will take place on February 11, 1998. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place as early as possible in calendar year 1998.

     The Fund and Convertible Fund are open-end management investment companies with similar, though not identical, investment objectives. The Fund seeks to provide shareholders with high total return by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Convertible Fund seeks to provide shareholders with high total return by investing primarily in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities; such securities may be issued by both U.S. and non-U.S. issuers. The Board of Directors of Convertible Fund approved the Reorganization on November 6, 1997.

     Merrill Lynch Asset Management, L.P., investment adviser to both the Fund and Convertible Fund, believes that the Reorganization will benefit the Fund's shareholders. Following the Reorganization, Fund shareholders will remain invested in an open-end fund that has an investment objective similar, although not identical, to that of the Fund and the combined fund will pay an advisory fee at a lower annual rate than that currently paid by the Fund. In addition, Fund shareholders are likely to experience certain benefits, including lower overall expenses per share as a result of certain economies of scale and greater flexibility in portfolio management.

     If the Reorganization takes place, Fund shareholders will receive shares of that class of shares of Convertible Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges), if any, as the shares of the Fund held by them immediately prior to the Reorganization.

Code # 10665-1197ALL